                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

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[X]  Preliminary Proxy Statement
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[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                            TAX-FREE INVESTMENTS CO.
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                (Name of Registrant as Specified in Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                            TAX-FREE INVESTMENTS CO.

                             CASH RESERVE PORTFOLIO
            11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 3, 2000

TO THE SHAREHOLDERS:

     Tax-Free Investments Co.(the company) is holding a special meeting of shareholders on Wednesday, May 3, 2000 at 3:00 p.m., Central time. The place of the meeting is the company's offices at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     The company, a Maryland corporation, consists of the Cash Reserve Portfolio (the fund).

     The purposes of the meeting are as follows:

(1) To elect ten directors, each of whom will serve until his or her successor is elected and qualified.

(2) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(3)  To approve changing the fundamental investment restrictions for the fund.

(4) To approve changing the investment objective of the fund and making it non-fundamental.

(5) To ratify the selection of KPMG LLP as independent accountants for the fund for the fiscal year ending in 2000.

(6)  To transact such other business as may properly come before the meeting.

     You may vote at the meeting if you are the record owner of shares of the fund as of the close of business on February 18, 2000. If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting in person, please notify the company by calling 1-800-952-3502. If you do not expect to attend the meeting, please fill in, date, sign and return the proxy card in the enclosed envelope which requires no postage if mailed in the United States.

     It is important that you return your signed proxy card promptly so that a quorum may be assured. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares.

     Thank you for your cooperation and continued support.

                                                          By order of the Board,

                                                                Carol F. Relihan
                                                                       Secretary

March 9, 2000

                            TAX-FREE INVESTMENTS CO.

                             CASH RESERVE PORTFOLIO

            11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173
                           Toll Free: (800) 454-0327

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                                PROXY STATEMENT
                              DATED MARCH 9, 2000

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                        SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 3, 2000

WHO IS ASKING FOR MY VOTE?

     The Board of Directors (the Board) of Tax-Free Investments Co. (the company) is sending you this proxy statement and the enclosed proxy card on behalf of the company's Cash Reserve Portfolio (the fund). The Board is soliciting your proxy to vote at the 2000 special meeting of shareholders of the company (the meeting).

WHEN AND WHERE WILL THE MEETING BE HELD?

     The meeting will be held at the company's offices, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, at 3:00 p.m., Central time, on Wednesday, May 3, 2000. If you expect to attend the meeting in person, please notify the company by calling 1-800-952-3502.

WHO IS ELIGIBLE TO VOTE?

     The Board is sending this proxy statement, the attached notice of meeting and the enclosed proxy card on or about March 13, 2000 to all shareholders entitled to vote. Shareholders who owned shares of common stock of any class of the fund at the close of business on February 18, 2000 (the record date) are entitled to vote. The number of shares outstanding on the record date for each class of the fund is in Appendix A. Each share of common stock of the fund that you own entitles you to one vote on each proposal set forth in this proxy statement (a fractional share has a fractional vote).

WHAT ARE THE DIFFERENT WAYS I CAN VOTE?

  Voting by Proxy

     Whether you plan to attend the meeting or not, the Board urges you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the meeting and vote.

     The Board has named Robert H. Graham and Gary T. Crum as proxies. If you properly fill in your proxy card and send it to the company in time to vote, your proxy will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares with respect to Proposals 1 through 5 as recommended by the Board.

     If any other matter is presented, your proxy will vote in accordance with his or her best judgment. At the time this proxy statement was printed, the Board knew of no matters that needed to be acted on at the meeting other than those discussed in this proxy statement.

     If you appoint a proxy, you may revoke it at any time before it is exercised. You can do this by sending in another proxy with a later date or by notifying the company's secretary in writing before the meeting that you have revoked your proxy.

  Voting in Person

     If you do attend the meeting and wish to vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the record date and authorizing you to vote.

  Voting by Telephone

     You may vote by telephone if you are contacted by Shareholder Communications Corporation.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

     The Board recommends that shareholders vote as follows:

     - FOR electing all ten nominees for director.

     - FOR approving a new advisory agreement for your fund.

     - FOR changing the fund's fundamental investment restrictions.

     - FOR changing the investment objective of the fund and making it non-fundamental.

     - FOR ratifying the Board's selection of independent accountants for the fund for 2000.

WHAT IS THE QUORUM REQUIREMENT?

     A quorum of shareholders is necessary to hold a valid meeting. The presence in person or by proxy of shareholders entitled to cast thirty percent (30%) of all votes entitled to be cast at the meeting shall constitute a quorum at all meetings of the shareholders, except with respect to any matter which by law or the Charter of the company requires the separate approval of one or more classes or series of the capital stock of the company, in which case the holders of one-third of the shares of each such class or series (or of such classes or series voting together as a single class) entitled to vote on the matter shall constitute a quorum.

     Under rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will be entitled to vote your shares on Proposals 1 and 5 (election of directors and ratification of selection of accountants) even if it has not received instructions from you. Your broker will not be entitled to vote on Proposals 2, 3, 4 or 6 (approving a new advisory agreement for your fund, changing your fund's investment restrictions, making your fund's investment objective non-fundamental, changing your fund's investment objective, and considering other matters) unless it has received instructions from you. If your broker does not vote your shares on Proposals 2, 3, 4 and 6 because it has not received instructions from you, these shares will be considered broker non-votes.

     Broker non-votes and abstentions with respect to any proposal will count as present for establishing a quorum.

WHAT IS THE VOTE NECESSARY TO APPROVE EACH PROPOSAL?

     The affirmative vote of a plurality of votes cast is necessary to elect the directors, meaning that the nominees receiving the most votes will be elected (Proposal 1). In an uncontested election for directors, the plurality requirement is not a factor.

     The affirmative vote of a majority of the outstanding voting securities of the fund, as defined in the Investment Company Act of 1940, as amended (the 1940
Act), is required to:

     - approve the fund's new advisory agreement (proposal 2).

     - change the fund's fundamental investment restrictions (Proposal 3).

     - change the fund's investment objective to non-fundamental (Proposal 4).

     - change the fund's investment objective (Proposal 4).

     The 1940 Act defines a majority of the outstanding voting securities of a fund (a 1940 Act majority) as the lesser of (a) the vote of holders of 67% or more of the voting securities of the fund present in person or by proxy, if the holders of more than 50% of the outstanding voting securities of the fund are present in person or by proxy, or (b) the vote of the holders of more than 50% of the outstanding voting securities of the fund. Broker non-votes and abstentions will not count as votes cast and will have the effect of votes against Proposals 2 through 5.

     The affirmative vote of a majority of votes cast is necessary to ratify the selection of KPMG LLP as your fund's independent accountants (Proposal 6). For Proposal 6, abstentions will not count as votes cast and will have no effect on the outcome of the vote.

CAN THE MEETING BE ADJOURNED?

     The proxies may propose to adjourn the meeting to permit further solicitation of proxies or for other purposes. Any such adjournment will require the affirmative vote of a majority of the votes cast.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE FUNDS?

     UPON YOUR REQUEST, EACH FUND WILL FURNISH YOU A FREE COPY OF ITS MOST RECENT ANNUAL REPORT AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY. YOU SHOULD DIRECT YOUR REQUEST TO AIM FUND SERVICES, INC. AT P.O. BOX 4739, HOUSTON, TX 77210-4739 OR BY CALLING [1-800-347-4246].

                                  PROPOSAL 1:
                             ELECTION OF DIRECTORS

WHO ARE THE NOMINEES FOR DIRECTOR?

     For election of directors at the meeting, the Board has approved the nomination of Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar, each to serve as director until his or her successor is elected and qualified.

     The proxies will vote for the election of these nominees unless you withhold authority to vote for any or all of them in the proxy. Each of the nominees has indicated that he or she is willing to serve as a director. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the directors who are not interested persons of the company, as defined in the 1940 Act (the independent directors), may recommend.

     All of the nominees presently are directors of the company. The nominees also serve as directors, trustees or officers of the following open-end management investment companies advised or managed by A I M Advisors, Inc.
(AIM): AIM Advisor Funds, Inc., AIM Equity Funds, Inc. AIM Funds Group, AIM International Funds, Inc., AIM Investment Securities Funds, AIM Special Opportunities Funds, AIM Summit Fund, Inc., AIM Tax-Exempt Funds, Inc., AIM Variable Insurance Funds, Inc., Short-Term Investments Co., Short-Term Investments Trust and Tax-Free Investments Co. (these investment companies and their series portfolios, if any, are referred to collectively as the AIM funds). Robert H. Graham also serves as a director or trustee, and officer of other open-end and closed-end management investment companies managed or advised by AIM. No director or nominee is a party adverse to the company or any of its affiliates in any material pending legal proceedings, nor does any director or nominee have an interest materially adverse to the company.

     The following table sets forth information concerning the nominees:

NAME, ADDRESS AND AGE      DIRECTOR SINCE    PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------      --------------    ----------------------------------------
+*Charles T. Bauer (81)   March 4, 1992      Director and Chairman, A I M Management
11 Greenway Plaza                            Group Inc.; A I M Advisors, Inc., A I M
Suite 100                                    Capital Management, Inc.; A I M
Houston, TX 77046-1173                       Distributors, Inc.; A I M Fund Services,
                                             Inc. and Fund Management Company; and
                                             Executive Vice Chairman and Director,
                                             AMVESCAP PLC.
Bruce L. Crockett (55)    December 8, 1992   Director, ACE Limited (insurance
906 Frome Lane                               company). Formerly, Director, President
McLean, VA 22102                             and Chief Executive Officer, COMSAT
                                             Corporation; and Chairman, Board of
                                             Governors of INTELSAT (international
                                             communications company).
Owen Daly II (75)         March 5, 1992      Formerly, Director, Cortland Trust Inc.
Six Blythewood Road                          (investment company), CF & I Steel
Baltimore, MD 21210                          Corp., Monumental Life Insurance Company
                                             and Monumental General Insurance
                                             Company; and Chairman of the Board of
                                             Equitable Bancorporation.
Edward K. Dunn, Jr.       March 10, 1998     Chairman of the Board of Directors,
(64)                                         Mercantile Mortgage Corporation.
2 Hopkins Plaza                              Formerly, Vice Chairman of the Board of
8th Floor, Suite 805                         Directors and President and Chief
Baltimore, MD 21201                          Operating Officer, Mercantile-Safe
                                             Deposit & Trust Co.; and President,
                                             Mercantile Bankshares.

+ Does not include years of service as a director or trustee of any predecessor funds.

* Mr. Bauer is an interested person of AIM and the company, as defined in the 1940 Act, primarily because of his positions with AIM and its affiliated companies, as set forth above, and through his ownership of stock of AMVESCAP PLC, which, through A I M Management Group Inc., owns all of the outstanding stock of AIM.

NAME, ADDRESS AND AGE          TRUSTEE SINCE      PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------          -------------      ----------------------------------------
Jack M. Fields (48)          March 11, 1997       Chief Executive Officer, Texana Global,
Jetero Plaza, Suite E                             Inc. (foreign trading company) and
8810 Will Clayton Parkway                         Twenty First Century Group, Inc. (a
Humble, TX 77338                                  governmental affairs company); and
                                                  Director, Telscape International and
                                                  Administaff. Formerly, Member of the
                                                  U.S. House of Representatives.

**Carl Frischling (63)       March 5, 1992        Partner, Kramer Levin Naftalis & Frankel
919 Third Avenue                                  LLP (law firm). Formerly Partner, Reid &
New York, NY 10022                                Priest (law firm).

***Robert H. Graham (53)     May 10, 1994         Director, President and Chief Executive
11 Greenway Plaza                                 Officer, A I M Management Group Inc.;
Suite 100                                         Director and President, A I M Advisors,
Houston, TX 77046-1173                            Inc.; Director and Senior Vice
                                                  President, A I M Capital Management,
                                                  Inc., A I M Distributors, Inc., A I M
                                                  Fund Services, Inc. and Fund Management
                                                  Company; and Director and Chief
                                                  Executive Officer, Managed Products,
                                                  AMVESCAP PLC.

Prema Mathai-Davis (49)      September 10, 1998   Chief Executive Officer, YWCA of the
350 Fifth Avenue, Suite                           U.S.A.
301
New York, NY 10118

Lewis F. Pennock (57)        March 4, 1992        Partner, Pennock & Cooper (law firm).
6363 Woodway, Suite 825
Houston, TX 77057

Louis S. Sklar (60)          March 4, 1992        Executive Vice President, Development
The Williams Tower                                and Operations, Hines Interests Limited
50th Floor                                        Partnership (real estate development).
2800 Post Oak Boulevard
Houston, TX 77056

** Mr. Frischling is an interested person of the company, as defined in the 1940 Act, primarily because of payments received by his law firm from the Company for services to the independent directors of the Company.

*** Mr. Graham is an interested person of AIM and the company, as defined in the 1940 Act, primarily because of his positions with AIM and its affiliated companies, as set forth above, and through his ownership of stock of AMVESCAP PLC, which, through A I M Management Group Inc., owns all of the outstanding stock of AIM.

WHAT ARE THE RESPONSIBILITIES OF THE BOARD?

     The Board is responsible for the general oversight of the fund's business and for assuring that the fund is managed in the best interests of the fund's shareholders. The Board periodically reviews the fund's investment performance as well as the quality of other services provided to the fund and its shareholders by each of the fund's service providers, including AIM and its affiliates. At least annually, the Board reviews the fees paid by the company for these services and the overall level of the fund's operating expenses.

WHY ARE DIRECTORS BEING ELECTED AT THE PRESENT TIME?

     Under the 1940 Act, the Board may fill vacancies on the Board or appoint new directors only if, immediately thereafter, at least two-thirds of the directors will have been elected by shareholders. Currently, seven of the company's ten directors have been elected by shareholders. As directors retire, resign or otherwise cease their services as directors in the future, the company may be unable to fill the vacancies created by such action because three of the company's ten directors have not been elected by shareholders. To provide the Board with the flexibility to fill vacancies created when directors cease their service as directors, and in light of the fact that only seven of the company's directors have been elected by shareholders, the Board believes it is appropriate for shareholders to elect directors at the present time.

HOW LONG CAN DIRECTORS SERVE ON THE BOARD?

     Directors generally hold office until their successors are elected and qualified. Pursuant to a policy adopted by the Board in 1992, each duly elected or appointed independent director may continue to serve as a director until December 31 of the year in which the director turns 72. Independent directors who were age 65 or older and serving on the board of one or more of the AIM funds when the policy was adopted in 1992 may continue to serve until December 31 of the year in which the director turns 75. A director of the company may resign or be removed for cause by a vote of the holders of a majority of the outstanding shares of the fund at any time. A majority of the Board may extend from time to time the retirement date of a director. The Board has agreed to extend the retirement date of Mr. Daly, who otherwise would have retired December 31, 2000, to December 31, 2001. In making this decision, the Board took into account Mr. Daly's experience and active participation as a director.

WHAT ARE SOME OF THE WAYS IN WHICH THE BOARD REPRESENTS MY INTERESTS?

     The Board seeks to represent shareholder interests by:

     - reviewing the fund's investment performance with the fund's managers;

     - reviewing the quality of the various other services provided to the fund and its shareholders by each of the fund's service providers, including AIM and its affiliates;

     - discussing with senior management of AIM steps being taken to address any performance deficiencies;

     - reviewing the fees paid to AIM and its affiliates to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing sufficient resources to continue to provide high-quality services in the future;

     - monitoring potential conflicts between the fund and AIM and its affiliates to ensure that the fund continues to be managed in the best interests of its shareholders; and

     - monitoring potential conflicts among the AIM funds to ensure that Shareholders continue to realize the benefits of participation in a large and diverse family of funds.

WHAT ARE THE COMMITTEES OF THE BOARD?

     The standing Committees of the Board are the Audit Committee, the Capitalization Committee, the Investments Committee and the Nominating and Compensation Committee.

     The members of the Audit Committee are Messrs. Crockett, Daly, Dunn (Chairman), Fields, Frischling, Pennock and Sklar and Dr. Mathai-Davis. The Audit Committee is responsible for:

     - considering management's recommendations of independent accountants for each fund and evaluating such accountants' performance, costs and financial stability;

     - with AIM reviewing and coordinating audit plans prepared by the funds' independent accountants and management's internal audit staff; and

     - reviewing financial statements contained in periodic reports to shareholders with the funds' independent accountants and management.

     The members of the Capitalization Committee are Messrs. Bauer, Graham (Chairman) and Pennock. The Capitalization Committee is responsible for:

     - increasing or decreasing the aggregate number of shares of any class of the company's common stock by classifying and reclassifying the company's authorized but unissued shares of common stock, up to the company's authorized capital;

     - fixing the terms of such classified or reclassified shares of common stock; and

     - issuing such classified or reclassified shares of common stock upon the terms set forth in the applicable fund's prospectus, up to the company's authorized capital.

     The members of the Investments Committee are Messrs. Bauer, Crockett, Daly, Dunn, Fields, Frischling, Pennock and Sklar (Chairman) and Dr. Mathai-Davis. The Investments Committee is responsible for:

     - overseeing AIM's investment-related compliance, systems and procedures to ensure their continued adequacy; and

     - considering and acting on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters.

     The members of the Nominating and Compensation Committee are Messrs. Crockett (Chairman), Daly, Dunn, Fields, Pennock and Sklar and Dr. Mathai-Davis. The Nominating and Compensation Committee is responsible for:

     - considering and nominating individuals to stand for election as independent directors as long as the company maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act;

     - reviewing from time to time the compensation payable to the independent directors; and

     - making recommendations to the Board regarding matters related to compensation, including deferred compensation plans and retirement plans for the independent directors.

     The Nominating and Compensation Committee will consider nominees recommended by a shareholder to serve as directors, provided (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which directors will be elected, and (ii) that the Nominating and Compensation Committee or the Board, as applicable, shall make the final determination of persons to be nominated.

HOW OFTEN DOES THE BOARD MEET?

     The Board typically conducts regular meetings nine times a year to review the operations of the fund and of the other AIM funds. Typically, five of these nine meetings are held in person, each over a two-day period. One or more Committees of the Board generally meet in conjunction with each in-person meeting of the Board. In addition, the Board or any Committee may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

     During the fiscal year ended March 31, 1999, the Board held 9 meetings, the Audit Committee held 4 meetings, the Investments Committee held 4 meetings and the Nominating and Compensation Committee held 5 meetings. The

Capitalization Committee did not meet. All of the current directors and committee members then serving, except Mr. Graham, attended at least 75% of the meetings of the Board and applicable Committees, if any, held during the fiscal year ended March 31, 1999. Mr. Graham attended six Board Meetings held during the fiscal year ended March 31, 1999, but was not able to attend at least 75% of the meetings of the Board during this time due to various corporate and personal conflicts.

WHAT ARE THE DIRECTORS PAID FOR THEIR SERVICES?

     Each director is reimbursed for expenses incurred in connection with each meeting of the Board or any Committee attended. Each director who is not also an officer of the company is compensated for his or her services according to a fee schedule which recognizes the fact that such director also serves as a director or trustee of all of the other AIM funds. Each such director receives a fee, allocated among the AIM funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

     Set forth below is information regarding compensation paid or accrued for each director:

                                                                              TOTAL
                                                     RETIREMENT BENEFITS   COMPENSATION
                            AGGREGATE COMPENSATION     ACCRUED BY ALL        FROM ALL
DIRECTOR                       FROM COMPANY(1)          AIM FUNDS(2)       AIM FUNDS(3)
--------                    ----------------------   -------------------   ------------
Charles T. Bauer..........          $    0                $      0           $      0
Bruce L. Crockett.........           1,521                  37,485            103,500
Owen Daly II..............           1,521                 122,898            103,500
Edward K. Dunn Jr. .......           1,496                       0            103,500
Jack M. Fields............           1,513                  15,826            101,500
Carl Frischling(4)........           1,513                  97,791            103,500
Robert H. Graham..........               0                       0                  0
John F. Kroeger(5)........             715                 107,896                  0
Prema Mathai-Davis........             877                       0            101,500
Lewis F. Pennock..........           1,513                  45,766            103,500
Ian W. Robinson(6)........           1,496                  94,442             25,000
Louis S. Sklar............           1,506                  90,232            101,500

(1) The total amount of compensation deferred by all directors of the company during the fiscal year ended March 31, 1999, including earnings thereon, was $8,899.

(2) During the fiscal year ended March 31, 1999, the total amount of expenses allocated to the company in respect of such retirement benefits was $6,883. Data reflects compensation for the calendar year ended December 31, 1999. Accruals for 1999 are based on actuarial projections from 1998.

(3) Each director serves as director or trustee of at least 12 registered investment companies advised by AIM. Data reflects compensation for the calendar year ended December 31, 1999.

(4) During the fiscal year ended March 31, 1999, the company paid $5,333 in legal fees to Mr. Frischling's law firm, Kramer Levin Naftalis & Frankel LLP, for services rendered to the independent directors of the company.

(5) Mr. Kroeger was a director until June 11, 1998, when he resigned. On that date, he became a consultant to the company. Of the amount listed above, $256 was for compensation for services as a director and the remainder as a consultant. Mr. Kroeger passed away on November 26, 1998. Mr. Kroeger's widow will receive his pension as described below under "AIM Funds Retirement Plan for Eligible Directors/Trustees."

(6) Mr. Robinson was a director until March 12, 1999, when he retired.

  AIM Funds Retirement Plan for Eligible Directors/Trustees

     Under the terms of the AIM Funds Retirement Plan for Eligible Directors/ Trustees, each director (who is not an employee of any of the AIM funds, A I M Management Group Inc. (AIM Management) or any of their affiliates) may be entitled to certain benefits upon retirement from the Board. Pursuant to such retirement plan, a director becomes eligible to retire and receive full benefits under the plan when he or she has attained age 65 and has completed at least five years of continuous service with one or more of the regulated investment companies managed, administered or distributed by AIM or its affiliates (the applicable AIM funds). Each eligible director is entitled to receive an annual benefit from the applicable AIM funds commencing on the first day of the calendar quarter coincident with or following his or her date of retirement equal to a maximum of 75% of the annual retainer paid or accrued by the applicable AIM funds for such director during the twelve-month period immediately preceding the director's retirement (including amounts deferred under a separate agreement between the applicable AIM funds and the director) and based on the number of such director's years of service (not in excess of 10 years of service) completed with respect to any of the applicable AIM funds. Such benefit is payable to each eligible director in quarterly installments. If an eligible director dies after attaining the normal retirement date but before receipt of all benefits under the plan, the director's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased director for no more than ten years beginning the first day of the calendar quarter following the date of the director's death. Payments under the plan are not secured or funded by any applicable AIM fund.

     Set forth below is a table that shows the estimated annual benefits payable to an eligible director upon retirement assuming the retainer amount reflected below and various years of service. The estimated credited years of service for Messrs. Crockett, Daly, Dunn, Fields, Frischling, Kroeger, Pennock, Robinson and Sklar and Dr. Mathai-Davis are 13, 13, 2, 3, 23, 20, 18, 11, 10 and 1 years, respectively.

                  ESTIMATED ANNUAL BENEFITS UPON RETIREMENT

                                                      ANNUAL
                                                    RETIREMENT
                                                   COMPENSATION
                                                   PAID BY ALL
                 NUMBER OF YEARS OF SERVICE         APPLICABLE
                 WITH THE APPLICABLE AIM FUNDS      AIM FUNDS
                 -----------------------------     ------------
                 10..............................    $67,500
                  9..............................    $60,750
                  8..............................    $54,000
                  7..............................    $47,250
                  6..............................    $40,500
                  5..............................    $33,750

  Deferred Compensation Agreements

     Messrs. Daly, Dunn, Fields, Frischling, and Sklar and Dr. Mathai-Davis (the deferring directors) have each executed a deferred compensation agreement. Pursuant to the agreements, the deferring directors may elect to defer receipt of up to 100% of their compensation payable by the company, and such amounts are placed into a deferral account. Currently, the deferring directors may select various AIM funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the deferring directors' accounts will be paid in cash, in generally equal quarterly installments over a period of five
(5) or ten (10) years (depending on the agreement) beginning on the date the deferring director's retirement benefits commence under the plan. The Board, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring director's termination of service as a director of the company. If a deferring director dies prior to the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a single lump sum payment as soon as practicable after such deferring director's death. The agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the deferring directors have the status of unsecured creditors of the company and of each other AIM fund from which they are deferring compensation.

WHAT ARE OFFICERS PAID FOR THEIR SERVICES?

     The company does not pay its officers for the services they provide to the company. Instead, the officers, who are also officers or employees of AIM or its affiliates, are compensated by AIM Management or its affiliates.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 1?

          YOUR BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY
                 RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                                  PROPOSAL 2:
                APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

WHAT AM I BEING ASKED TO APPROVE?

     The Board recommends that you approve a new advisory agreement between AIM and the company and for your fund. The Board is asking you to vote on this new agreement because the company may amend its advisory agreement only with shareholder approval. A form of the company's proposed Master Investment Advisory Agreement is in Appendix B. The proposed advisory agreement amends the current advisory agreement primarily by:

     - omitting references to the provision of administrative services to the funds;

     - omitting certain expense limitations that are no longer applicable;

     - clarifying existing non-exclusivity provisions;

     - clarifying existing delegation provisions;

     - adding provisions regarding affiliated brokerage;

     - adding certain provisions to fully implement the funds' securities lending program; and

     - clarifying existing liability provisions.

      At a meeting held on February 3, 2000, the Board voted to recommend that you approve a proposal to adopt the new advisory agreement.

WHO IS THE FUND'S INVESTMENT ADVISOR?

     AIM became the investment Advisor for the fund on January 5, 1983 and currently serves pursuant to a Master Investment Advisory Agreement, as amended, executed on February 28, 1997. The Master Investment Advisory Agreement was last submitted to a vote of public shareholders on February 7, 1997 as a result of a merger between AIM Management Group Inc. and a subsidiary of INVESCO PLC. The Board, including a majority of the independent directors, last approved the current advisory agreement on May 11, 1999.

     AIM is a wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. The address of AIM and AIM Management is 11 Greenway Plaza, Suite 100, Houston,

Texas 77046. AIM was organized in 1976, and, together with its subsidiaries, advises or manages approximately 120 investment portfolios encompassing a broad range of investment objectives. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London EC2M 4YR, United Kingdom. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retain mutual fund businesses in the United States, Europe and the Pacific region. A list of the principal executive officer and the directors of AIM is in Appendix C.

DO ANY OF THE COMPANY'S DIRECTORS OR EXECUTIVE OFFICERS HOLD POSITIONS WITH AIM?

     Charles T. Bauer, Robert H. Graham, Gary T. Crum, Carol F. Relihan, Melville B. Cox, Dana R. Sutton, Stuart W. Coco, Karen Dunn Kelley and J. Abbot Sprague, all of whom are directors and/or executive officers of the company, also are directors and/or officers of AIM. Each of them also beneficially owns shares of AMVESCAP PLC and/or options to purchase shares of AMVESCAP PLC.

WHAT ARE THE TERMS OF THE CURRENT ADVISORY AGREEMENT?

     Under the terms of the current advisory agreement, AIM supervises all aspects of the fund's operations and provides investment advisory services to the fund. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the fund. AIM will not be liable to the fund or their shareholders except in the case of AIM's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     The current advisory agreement provides that the fund will pay or cause to be paid all of its expenses not assumed by AIM, including without limitation:

     - brokerage commissions;

     - taxes;

     - legal, accounting, auditing or governmental fees;

     - the cost of preparing share certificates;

     - custodian, transfer and shareholder service agent costs;

     - expenses of issue, sale, redemption, and repurchase of shares;

     - expenses of registering and qualifying shares for sale;

     - expenses relating to director and shareholder meetings;

     - the cost of preparing and distributing reports and notices to shareholders;

     - the fees and other expenses incurred by the fund in connection with membership in investment company organizations;

     - the cost of printing copies of prospectuses and statements of additional information distributed to the fund's shareholders; and

     - all other charges and costs of the fund's operations unless otherwise explicitly provided.

     The current advisory agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by (i) the Board or the vote of a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (ii) the affirmative vote of a majority of independent directors by votes cast in person at a meeting called for such purpose. The current advisory agreement provides that the Board, a majority of the outstanding voting securities of the fund or AIM may terminate the agreement for the fund on 60 days' written notice without penalty. The agreement terminates automatically in the event of its assignment.

     As compensation for its services, AIM receives an annual fee, calculated daily and paid monthly, at the annual rate of 0.25% of the first $500 million of the fund's average daily net assets, and 0.20% of the fund's average daily net assets in excess of $500 million. For the fiscal year ended March 31, 1999, AIM received a fee of $1,646,048 (after waiving receipt of $809,773) for advisory services. As of March 31, 1999 the total net assets of the fund were $1,170,341,884.

     AIM may from time to time waive or reduce its fee. AIM may rescind voluntary fee waivers or reductions at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee waiver or reduction prior to the end of each fiscal year. If AIM has agreed to contractual fee waivers or reductions AIM may not alter those arrangements to the fund's detriment during the period stated in the agreement between AIM and the company. AIM may not terminate fee waivers or reductions set forth in the current advisory agreement without shareholder approval. AIM may not change provisions in current advisory agreement imposing expense limitations without shareholder approval.

WHAT ADDITIONAL SERVICES ARE PROVIDED BY AIM AND ITS AFFILIATES?

     AIM and its affiliates also provide additional services to the fund. AIM provides or arranges for others to provide administrative services to the fund. Fund Management Company serves as the principal underwriter for the fund and A I M Fund Services, Inc. serves as the transfer agent for the fund and provides services to fund shareholders and other services to the fund. Each of those entities are wholly owned subsidiaries of AIM. Information concerning fees paid to AIM and its affiliates for these services is in Appendix D.

WHAT ADVISORY FEES DOES AIM CHARGE FOR SIMILAR FUNDS IT MANAGES?

     The advisory fee schedules for other funds advised by AIM with similar investment objectives as the funds are in Appendix E.

WHAT ARE THE TERMS OF THE PROPOSED ADVISORY AGREEMENT?

     The primary differences between the current advisory agreement and the proposed advisory agreement that the Board approved are:

     - To omit references to the provision of administrative services to the funds by AIM, because such services are covered by a separate administrative services agreement between AIM and the company;

     - To omit certain expense limitations that are no longer applicable;

     - To clarify non-exclusivity provisions that are set forth in the current advisory agreement;

     - To clarify delegation provisions that are set forth in the current advisory agreement;

     - To add provisions regarding affiliated brokerage;

     - To add certain provisions to fully implement the fund's securities lending program; and

     - To the extent the Board creates additional funds in the future, to clarify that one fund is not liable for another fund's obligations, and that AIM's liability to one fund does not automatically extend to another fund.

     Each of these changes is discussed more fully below. Except for these changes, the terms of the current advisory agreement and the proposed advisory agreement are substantially similar, except for the effective dates and the renewal dates.

  Administrative Services

     The company and AIM are parties to a Master Administrative Services Agreement dated February 28, 1997. The current advisory agreement states that AIM will provide certain administrative services to the fund at the Board's request. The Board has traditionally asked AIM to provide such services to the fund. AIM then provides such services pursuant to the Master Administrative Services Agreement.

     The Board proposes to separate the advisory services and the administrative services that AIM provides to the company, so that the provision of administrative services is dealt with solely in a Master Administrative Services Agreement. As a result, the proposed advisory agreement omits all references to the Master Administrative Services Agreement. Since this omission will not change the administrative services that AIM provides to the company or the compensation

AIM receives for providing administrative services, the Board believes that this change is a matter of form rather than a substantive change in the relationship between AIM and the company.

  Expense Limitations

     The current advisory agreement provides that advisory fees will be reduced in accordance with certain expense limitations set forth in securities regulations of the states in which the fund's shares are qualified for sale. States can no longer impose expense limitations because federal law has pre-empted these state regulations. Accordingly, the Board believes that this expense limitation provision should be omitted from the proposed advisory agreement.

  Non-Exclusivity Provisions

     The current advisory agreement provides that neither AIM nor the directors or officers of the company owe an exclusive duty to the company. The current advisory agreement expressly permits AIM to render investment advisory, administrative and other services to other entities (including investment companies). The current advisory agreement also expressly permits the directors and officers of the company to serve as partners, officers, directors or trustees of other entities (including other investment advisory companies). The Board believes that the non-exclusivity provision in the current advisory agreement should be bifurcated into two separate provisions: one dealing with AIM and the other dealing with officers and directors of the company.

     The non-exclusivity provisions of the proposed advisory agreement are substantially similar to the provision in the current advisory agreement. However, the proposed advisory agreement explicitly states that the company recognizes that AIM's obligations to other clients may adversely affect the company's ability to participate in certain investment opportunities. The proposed advisory agreement also explicitly states that AIM, in its sole discretion, shall be entitled to determine the allocation of investment opportunities among the AIM funds and other clients in accordance with a policy that AIM believes to be equitable.

  Delegation

     The proposed advisory agreement expands the extent to which AIM can delegate its rights, duties and obligations by expressly providing that AIM may delegate any or all of its rights, duties or obligations under the agreement to one or more sub-advisors. It also provides that AIM may replace sub-advisors from time to time in accordance with applicable federal securities laws and rules and regulations in effect or interpreted from time to time by the SEC or with exemptive orders or other similar relief. If, in accordance with the laws, rules, interpretations and exemptions, AIM is not required to seek shareholder approval of a substitution in sub-advisors, it may do so upon approval of the Board.

  Affiliated Brokerage

     Although AIM does not currently execute trades through brokers or dealers that are affiliated with AIM, the proposed advisory agreement includes a new provision that would permit such trades, subject to compliance with applicable federal securities laws.

  Securities Lending

     The proposed advisory agreement includes a new provision that discusses the services to be rendered by AIM if the fund engages in securities lending activities, as well as the compensation AIM may receive for such services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

     As compensation for such services, a lending fund shall pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the fund from such activities. AIM currently intends to waive such fees, and has agreed to seek Board approval prior to its receipt of all or a portion of such fees.

  Liability

     The proposed advisory agreement clarifies that no fund shall be liable for the obligations of another fund, and the liability of AIM to one fund shall not automatically render AIM liable to any other fund. This provision would affect the fund only if the Board creates additional funds in the future.

WHAT DID THE DIRECTORS CONSIDER IN APPROVING THE ADVISORY AGREEMENT?

     At the request of AIM, the Board discussed the approval of the proposed advisory agreement at a meeting held in person on February 3, 2000. The independent directors also discussed approval of the proposed advisory agreement with independent counsel at that meeting. In evaluating the proposed advisory agreement, the Board requested and received information from AIM to assist in its deliberations. The Board considered various matters in determining the reasonableness and fairness of the proposed changes in the current advisory agreement with respect to the fund. In doing so, the Board considered the fact that the changes (i) would not result in any changes in the persons providing investment advisory services to the fund; (ii) would not result in any changes to the types or level of services provided by AIM to the fund (other than to have

AIM provide certain additional services if the fund engages in securities lending); (iii) would not result in any changes to the advisory fees payable by the fund (other than to permit AIM's receipt of fees in connection with securities lending; (iv) would clarify the terms under which AIM will provide investment advisory services to the fund; and (v) would omit outdated, or otherwise unnecessary, provisions from the new advisory agreement. After considering these matters, the Board concluded that it is in the best interests of the fund and its shareholders to approve the new advisory agreement.

     The Board reached its conclusion after careful discussion and analysis. The Board believes that it has carefully and thoroughly examined the pertinent issues and alternatives. In recommending that you approve the proposed advisory agreement, the independent directors have considered what they believe to be in your best interests. In so doing, they were advised by independent counsel, retained by the independent directors and paid for by the company, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

WHEN WILL PROPOSAL 2 BE IMPLEMENTED?

     If approved, the new advisory agreement will become effective on May 24, 2000 and will expire, unless renewed, on or before June 30, 2001. If shareholders do not approve the proposed advisory agreement, the current advisory agreement will continue in effect.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 2?

          YOUR BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY
                 RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                          PROPOSALS 3(a) THROUGH 3(k):
                     CHANGES TO THE FUNDAMENTAL INVESTMENT
                            RESTRICTIONS OF THE FUND

WHAT AM I BEING ASKED TO APPROVE?

     The Board recommends that you approve changing your fund's investment restrictions. The Board is asking you to vote on these changes because the investment restrictions described below are fundamental and shareholders must approve any change.

     Pursuant to the 1940 Act, the fund has adopted certain fundamental restrictions covering certain types of investment practices, which may be changed only with shareholder approval. Restrictions that the fund have not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the Board without shareholder approval. In addition to investment restrictions, the fund operates pursuant to investment objectives and policies. These objectives and policies govern the investment activities of the fund and further limit its ability to invest in certain types of securities or engage in certain types of transactions.

     The Board is proposing that you approve changes to your fund's fundamental investment restrictions. The changes will conform these restrictions to a set of uniform model restrictions under which most AIM funds will operate. The Board approved the changes to of your fund's fundamental investment restrictions at a meeting held on February 3, 2000. The current fundamental investment restrictions for the fund are in Appendix F.

WHAT ARE THE REASONS FOR THE PROPOSED CHANGES TO THE FUNDAMENTAL RESTRICTIONS?

     Several of the fund's current fundamental restrictions that the fund has adopted reflect regulatory, business or industry conditions, practices or requirements that are no longer applicable. For example, the National Securities Markets Improvement Act of 1996 (NSMIA) preempted state laws, under which the fund previously were regulated and which required the adoption of certain restrictions. In addition, other fundamental restrictions reflect federal regulatory requirements that remain in effect but are not required to be stated as fundamental, or in some cases even as non-fundamental, restrictions.

     Accordingly, the Board has approved changes to certain of the fund's fundamental restrictions in order to simplify, modernize and make more uniform those restrictions that are required to be fundamental.

     The Board expects that you will benefit from these amendments in a number of ways. The proposed uniform restrictions will provide the fund with as much investment flexibility as is possible under the 1940 Act. In addition, by reducing to a minimum those restrictions that can be changed only by shareholder vote, the fund will be able to avoid the costs and delays associated with a shareholder meeting if the Board decides to make future changes to its investment policies.

WHAT ARE THE PROPOSED CHANGES TO THE FUNDAMENTAL RESTRICTIONS?

     Each proposed change to the fund's fundamental restrictions is discussed below. The proposed fundamental investment restrictions will provide the fund with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of operating under such interpretations or exemptions. Even though the fund will have this flexibility, if the proposed fundamental restrictions are approved, several new non-fundamental investment restrictions (which function as internal operating guidelines) will become effective. AIM must follow these non-fundamental investment restrictions in managing the funds. Of course, if circumstances change, the Board may change or eliminate any non-fundamental investment restriction in the future without shareholder approval.

     With respect to the fund and each existing or proposed fundamental or non-fundamental restriction, if a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in the values of the fund's portfolio securities or the amount of its total assets will not be considered a violation of the restriction.

                                 PROPOSAL 3(a):
                           CHANGE TO THE FUNDAMENTAL
                     RESTRICTION ON ISSUER DIVERSIFICATION

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 3(a), the existing fundamental restriction on issuer diversification would replace the current restrictions for the fund as follows:

     "The fund is a 'diversified company' as defined in the 1940 Act. The fund will not purchase the securities of any issuer if, as a result, the fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the 1940 Act laws and interpretations) or except to the extent that the fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act laws and interpretations, the 1940 Act laws, interpretations and exemptions). In complying with this restriction, however, the fund may purchase securities of other investment companies to the extent permitted by the 1940 Act laws, interpretations and exemptions."

  Discussion:

     The fund is a "diversified" fund under the 1940 Act. The proposed change to the fund's fundamental restriction on issuer diversification would make the fund's diversification restriction no more limiting than required by the 1940 Act laws, interpretations and exemptions. The Board does not expect this change to have any material impact on the fund's current operations.

     If you approve the proposed change, the following non-fundamental restriction will become effective:

     "In complying with the fundamental restriction regarding issuer diversification, the fund will not, with respect to 100% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the fund's total assets would be invested in the securities of that issuer except as permitted by Rule 2a-7 under the 1940 Act, or (ii) the fund would hold more than 10% of the outstanding voting securities of that issuer. The fund may
     (i) purchase securities of other investment companies as permitted by
     Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies and their series portfolios that have AIM as an investment advisor, subject to the terms and conditions of any exemptive orders issued by the SEC."

                                 PROPOSAL 3(b):
                      CHANGE TO FUNDAMENTAL RESTRICTION ON
                 BORROWING MONEY AND ISSUING SENIOR SECURITIES

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 3(b), the existing fundamental restriction on issuing senior securities and borrowing money for the fund would be changed to read as follows:

     "The fund may not borrow money or issue senior securities, except as permitted by the 1940 Act laws, interpretations and exemptions."

  Discussion:

     The 1940 Act establishes limits on the ability of the fund to borrow money or issue "senior securities," a term that is defined, generally, to refer to obligations that have a priority over the company's shares of common stock with respect to the distribution of its assets or the payment of dividends. Currently, the fundamental restriction of the fund is more limiting than required by the 1940 Act. In addition, the fund currently does not have a fundamental investment restriction on issuing senior securities.

     The proposed change would make the fund's restriction on borrowing money or issuing senior securities no more limiting than required by the 1940 Act and the Board believes that changing the fund's fundamental restrictions in this manner will provide flexibility for future contingencies. However, the Board does not expect this change to have any material impact on the fund's current operations. The fundamental limitation that requires the fund to repay all borrowings (other than when issued securities) before making additional investments will be revised so that the fund may not purchase additional securities when any borrowing from banks exceeds 5% of the fund's total assets and continue as a non-fundamental policy.

     If you approve the proposed change, the following non-fundamental restriction will become effective for the fund:

     "In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The fund may borrow from banks, broker/dealers or other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment advisor (an AIM fund). The fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The fund may not purchase additional securities when any borrowings from banks exceed 5% of the fund's total assets."

                                 PROPOSAL 3(c):
                      CHANGE TO FUNDAMENTAL RESTRICTION ON
                            UNDERWRITING SECURITIES

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 3(c), the existing fundamental restriction on underwriting securities for the fund would be changed to read as follows:

     "The fund may not underwrite the securities of other issuers. This restriction does not prevent the fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the fund may be considered to be an underwriter under the Securities Act of 1933."

  Discussion:

     The proposed changes to this fundamental restriction would expand the types of transactions in which the fund may engage, even if it may be considered to be an underwriter. Otherwise the proposed restriction is substantially similar to the fund's current investment restriction.

                                 PROPOSAL 3(d):
                       CHANGE TO FUNDAMENTAL RESTRICTION
                           ON INDUSTRY CONCENTRATION

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 3(d), the existing fundamental restriction on concentration for the fund would be changed to read as follows:

     "The fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act laws, interpretations and exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments, or (iii) bank instruments. In complying with this restriction, the fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security."

  Discussion:

     The proposed fundamental restriction is substantially similar to the fund's current investment restriction but it would make the fund's restriction on concentration no more limiting than required by the 1940 Act laws, interpretations and exemptions.

     "In complying with the fundamental restriction regarding industry concentration, the fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry."

     The fund will also maintain three non-fundamental policies regarding concentration of investments that are currently in effect: (1) it will not invest 25% or more of its assets in securities whose issuers are located in the same state; (2) it will not invest 25% or more of its assets in securities the interest upon which is paid from revenues of similar type projects; and (3) it may invest 25% or more of its assets in industrial development bonds. The policy described in (2) does not apply, however, if the securities are subject to a guarantee. For securities subject to a guarantee, the fund does not intend to purchase any such security if, after giving effect to the purchase, 25% or more of the fund's assets would be invested in securities issued or guaranteed by entities in a particular industry. Securities issued or guaranteed by a bank or subject to financial guaranty insurance are not subject to the limitations set forth in the preceding sentence.

                                 PROPOSAL 3(e):
                       CHANGE TO FUNDAMENTAL RESTRICTION
                      ON PURCHASING OR SELLING REAL ESTATE

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 3(e), the existing fundamental restriction on real estate investments for the fund would be changed to read as follows:

     "The fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein."

  Discussion:

     The proposed changes to this fundamental restriction would clarify the types of real estate related securities that are permissible investments for the fund. In addition the proposed restriction includes an exemption that permits the fund to hold real estate acquired as a result of ownership of securities or other instruments.

                                 PROPOSAL 3(f):
                       CHANGE TO FUNDAMENTAL RESTRICTION
                      ON PURCHASING OR SELLING COMMODITIES

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 3(f), the existing fundamental restriction on investing in commodities for the fund would be changed to read as follows:

     "The fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities."

  Discussion:

     Although the proposed changes to this fundamental restriction are intended to ensure that the fund will have the maximum flexibility to enter into hedging and other transactions utilizing financial contracts and derivative products when doing so is permitted by the fund's other investment policies, the fund does not intend to engage in transactions involving futures contracts and options thereon or securities that are secured by physical commodities. The Board does not expect this change to have any material impact on the fund's current operation.

                                 PROPOSAL 3(g):
                       CHANGE TO FUNDAMENTAL RESTRICTION
                                ON MAKING LOANS

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 3(g), the existing fundamental restriction on making loans for the fund would be changed to read as follows:

     "The fund may not make personal loans or loans of its assets to persons who control or are under common control with the fund, except to the extent permitted by 1940 Act laws, interpretations and exemptions. This restriction does not prevent the fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests."

  Discussion:

     The proposed changes to this fundamental restriction would broaden the situations in which the fund could lend its assets. In addition, the proposed restriction more completely describes various types of debt instruments available in the financial markets that the fund may purchase that do not constitute the making of a loan, and broadens the potential circumstances under which the fund could make loans.

     If you approve the proposed change, the following non-fundamental restriction will become effective:

     "In complying with the fundamental restriction with regard to making loans, the fund may lend up to 33 1/3% of its total assets and may lend money to another AIM fund, on such terms and conditions as the SEC may require in an exemptive order."

                                 PROPOSAL 3(h):
                         APPROVAL OF A NEW FUNDAMENTAL
                      INVESTMENT RESTRICTION ON INVESTING
                  ALL OF THE FUND'S ASSETS IN AN OPEN-END FUND

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 3(h), the following fundamental investment restriction on investing in an open-end fund would be added for the fund:

     "The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the fund."

  Discussion:

     The Board has approved, subject to shareholder approval, the adoption of a new fundamental investment restriction that would permit the fund to invest all of its assets in another open-end fund. At present the Board has not considered any specific proposal to authorize a fund to invest all of its assets in this fashion. The Board will authorize investing a fund's assets in another open-end fund only if the Board first determines that is in the best interests of such fund and its shareholders.

     The purpose of this proposal is to enhance the flexibility of the fund and permit it to take advantage of potential efficiencies in the future available through investment in another open-end fund. This structure allows several funds with different distribution pricing structures, but the same investment objective, policies and limitations, to combine their assets in a pooled fund instead of managing them separately. This could lower the costs of obtaining portfolio execution, custodial, investment advisory and other services for the fund and could assist in portfolio management to the extent the cash flows of each investment vehicle offset each other or provide for less volatile asset changes. Of course, such benefits may not occur.

     At present, certain of the fundamental investment restrictions of the fund may prevent it from investing all of its assets in another registered investment company and would require a vote of fund shareholders before such a structure could be adopted. To avoid the costs associated with a subsequent shareholder meeting, the Board recommends that you vote to permit all of the assets of your fund to be invested in an open-end fund, without a further vote of shareholders, but only if the Board subsequently determines that such action is in the best interests of your fund and its shareholders. If you approve this proposal, the fundamental restrictions of your fund would be changed to permit such investment.

     The fund's methods of operation and shareholder services would not be materially affected by its investment in an open-end fund, except that the assets of the fund might be managed as part of a larger pool. If the fund invested all of its assets in an open-end fund, it would hold only investment securities issued by the open-end fund, and the open-end fund would invest directly in individual securities of other issuers. The fund otherwise would continue its normal operations. The Board would retain the right to withdraw the fund's investments from the open-end fund, and the fund then would resume investing directly in individual securities of other issuers as it does currently.

     AIM may benefit from the use of this structure if, as a result, overall assets under management are increased (since management fees are based on assets). Also, AIM's expense of providing investment and other services to the fund may be reduced.

     If you approve the proposed restriction, the fund will have the ability to invest all of its assets in another open-end investment company. Because the fund does not currently intend to do so, the following non-fundamental restriction will become effective for the fund:

     "Notwithstanding the fundamental investment restriction with regard to investing all assets in an open-end fund, the fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and limitations as the fund."

                                 PROPOSAL 3(i):
                ELIMINATION OF FUNDAMENTAL RESTRICTION ON MARGIN
                   TRANSACTIONS AND SHORT SALES OF SECURITIES

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 3(i), the existing fundamental restrictions on engaging in margin transactions and short sales of securities for the fund would be eliminated.

  Discussion:

     The fund is not required to have a fundamental restriction with regard to margin transactions or short sales of securities. In order to conform the fundamental restrictions for all AIM funds, the Board believes that the fund's fundamental restriction with regard to margin transactions and short sales of securities should be deleted. The fund does not intend to engage in margin transactions or short sales of securities. The fund will not sell securities short or purchase any securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The Board does not expect the elimination of the fundamental restriction regarding margin transactions and short sales of securities to have any material impact on the fund's current operations.

                                 PROPOSAL 3(j):
                   ELIMINATION OF FUNDAMENTAL RESTRICTION ON
                      INVESTING FOR THE PURPOSE OF CONTROL

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 3(j), the existing fundamental restriction on investing for the purpose of control for the fund would be eliminated.

  Discussion:

     The Board proposes to eliminate this fundamental restriction, which prohibits the fund from investing in companies for the purpose of exercising control or management. Elimination of this restriction would clarify the fund's ability to exercise freely its rights as a shareholder of the companies in which it invests. The fund, however, currently has no intention to become involved in directing or administering the day-to-day operations of any company.

     AIM believes that it should be able to communicate freely the fund's views as a shareholder on important matters of policy to a company's management, its board of directors and its shareholders, when AIM or the Board believes that such action or policy may affect significantly the value of its investment. The activities that the fund might engage in, either individually or with others, include seeking changes in a company's direction, seeking the sale of a company or a portion of its assets, or participating in a takeover effort or in opposition to a takeover effort. AIM believes that the fund currently may engage in such activities without necessarily violating this fundamental restriction. Nevertheless, the existence of the investment restriction might give rise to a claim that such activities did in fact constitute investing for control or management.

                                 PROPOSAL 3(k):
                ELIMINATION OF FUNDAMENTAL RESTRICTION ON PUTS,
               CALLS, STRADDLES, SPREADS OR COMBINATIONS THEREOF

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 3(k), the fund's existing fundamental restriction on writing, purchasing or selling puts, calls, straddles, spreads or combinations thereof (other than covered put and call options) would be eliminated.

  Discussion:

     The fund is not required to have a fundamental restriction with regard to writing, purchasing or selling puts, calls, straddles, spreads or combinations thereof. In order to conform the fundamental restrictions for all AIM funds, the Board believes that the fund's fundamental restriction with regard to writing, purchasing or selling puts, calls, straddles, spreads or combinations thereof should be deleted. The fund does not, however, intend to engage in these types of transactions. The Board does not expect this change to have any material impact on the fund's current operations.

WHEN WILL PROPOSALS 3(a) THROUGH 3(k) BE IMPLEMENTED?

     If you approve each of the above proposals, the new fundamental restrictions will replace the fundamental investment restrictions for the fund. Accordingly, the proposed fundamental restrictions will become the only fundamental investment restrictions under which the fund will operate. If approved, the above restrictions may not be changed with respect to the fund without the approval of the holders of a majority of the fund's outstanding voting securities (as defined in the 1940 Act). The Board anticipates that these proposals, if approved, will be implemented on May 24, 2000.

     The Board anticipates that Proposals 3(a) through 3(k), if approved will be implemented on May 24, 2000.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSALS 3(a) THROUGH 3(k)?

          YOUR BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS 3(a) THROUGH 3(k).

                                  PROPOSAL 4:
                      CHANGING THE INVESTMENT OBJECTIVE OF
                     THE FUND AND MAKING IT NON-FUNDAMENTAL

WHAT AM I BEING ASKED TO APPROVE?

     The Board recommends that you approve changing your fund's investment objective by making it non-fundamental and by eliminating from the investment objective the types of securities your fund proposes to purchase in seeking to achieve its objective. The Board is asking you to vote on this change because the investment objective of the fund presently is fundamental and shareholders must approve any change.

     The current investment objective of your fund is to generate as high a level of tax-exempt income as is consistent with the preservation of capital and maintenance of liquidity by investing in high-quality, short-term municipal securities.

     Your fund's current investment objective includes the types of securities that your fund proposes to purchase to achieve its objective. The Board believes that the basic investment objective of your fund should be separate from the types of securities your fund may purchase to achieve its objective. This change will permit the Board to change the types of securities your fund may purchase without also changing the fund's investment objective.

     The Board recommends that you approve making your fund's investment objective non-fundamental. By making this objective non-fundamental, the Board may change it as it deems appropriate, without seeking a shareholder vote. The Board does not anticipate making additional changes to the investment objective of your fund at the present time.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 4, your fund's investment objective will read as follows:

     "The fund's investment objective is to provide as high a level of tax-exempt income as is consistent with the preservation of capital and maintenance of liquidity."

     Your fund will also retain the investment policy of investing in high quality, short-term municipal securities.

     The Board expects that you will benefit from these proposed changes because it will have the ability to respond more quickly to new developments and changing trends in the marketplace without incurring the time and the costs of a shareholder vote. This should make your fund more competitive among its peers.

WHEN WILL PROPOSAL 4 BE IMPLEMENTED?

     The Board anticipates that Proposal 4, if approved, will be implemented on May 24, 2000.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 4?

          YOUR BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY
                 RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                                  PROPOSAL 5:
                     RATIFICATION OF SELECTION OF KPMG LLP
                           AS INDEPENDENT ACCOUNTANTS

WHAT AM I BEING ASKED TO APPROVE?

     The Board has selected KPMG LLP as independent accountants for the fund for its fiscal year ending March 31, 2000. As the fund's independent accountants, KPMG LLP will examine and verify the accounts and securities of the fund and report on them to the Board and to the fund's shareholders. The Board's selection will be submitted for your ratification at the meeting.

WHY HAS THE BOARD SELECTED KPMG LLP AS THE INDEPENDENT ACCOUNTANTS?

     KPMG was selected primarily on the basis of its expertise as auditors of investment companies, its independence from AIM and its affiliates, the quality of its audit services, and the competitiveness of the fees charged for these services. KPMG LLP also serves as independent accountants of some of the other AIM funds.

WILL A REPRESENTATIVE FROM KPMG LLP BE AVAILABLE FOR QUESTIONS?

     The Board expects that a representative of KPMG LLP will be present at the meeting. The representative will have an opportunity to make a statement should he or she desire to do so and will be available to respond to shareholders' questions.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 5?

          YOUR BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY
                 RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                              GENERAL INFORMATION

WHO ARE THE EXECUTIVE OFFICERS OF THE COMPANY?

     Information about the executive officers of the company is in Appendix G.

WHAT IS THE SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN HOLDERS?

     Information about the ownership of each class of the fund's shares by the directors and the executive officers of the company and by 5% holders of the fund is in Appendix H.

WHO ARE THE INVESTMENT ADVISOR, ADMINISTRATOR AND PRINCIPAL UNDERWRITER OF THE FUND?

     A I M Advisors, Inc., whose principal address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, serves as the investment advisor and administrator for the funds.

     Fund Management Company, whose principal address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, serves as the principal underwriter for the fund.

HAS THE COMPANY HIRED A PROXY SOLICITOR?

     The company has engaged the services of Shareholder Communications Corporation (SCC) to assist it in soliciting proxies for the meeting. The company estimates that the aggregate cost of SCC's services will be
approximately $[     ]. The company will bear the cost of soliciting proxies.
The company expects to solicit proxies principally by mail, but either the company or SCC may also solicit proxies by telephone, facsimile, the Internet or personal interview. The company may also reimburse firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares of the fund.

HOW CAN I SUBMIT A PROPOSAL?

     As a general matter, the fund does not hold regular meetings of shareholders. If you wish to submit a proposal for consideration at a meeting of shareholders of a fund, you should send such proposal to the company at the address set forth on the first page of this proxy statement. To be considered for presentation at a shareholders' meeting, the company must receive proposals a reasonable time before proxy materials are prepared relating to that meeting. Your proposal also must comply with applicable law.

                                 OTHER MATTERS

     The Board does not know of any matters to be presented at the meeting other than those set forth in this proxy statement. If any other business should come before the meeting, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

                                   APPENDIX A

                       SHARES OF TAX-FREE INVESTMENT CO.
                        OUTSTANDING ON FEBRUARY 18, 2000


                                                              NUMBER OF SHARES
                                                               OUTSTANDING ON
NAME OF FUND (CLASS)                                          FEBRUARY 18, 2000
--------------------                                          ----------------
Cash Reserve Portfolio
  Cash Management Class.....................................     [        ]
  Institutional Class.......................................     [        ]
  Personal Investment Class.................................     [        ]
  Private Investment Class..................................     [        ]
  Reserve Class.............................................     [        ]
  Resource Class............................................     [        ]

                                   APPENDIX B

                            TAX-FREE INVESTMENTS CO.
                  FORM OF MASTER INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT is made this           day of           ,           , by and
between Tax-Free Investments Co., a Maryland corporation (the "Company") with respect to its series of shares shown on the Appendix A attached hereto, as the same may be amended from time to time, and A I M Advisors, Inc., a Delaware corporation (the "Advisor").

                                    RECITALS

     WHEREAS, the Company is registered under the Investment Company Act of 1940, as amended (the "l940 Act"), as an open-end, diversified management investment company;

     WHEREAS, the Advisor is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment advisor and engages in the business of acting as an investment advisor;

     WHEREAS, the Company's charter authorizes the Board of Directors of the Company (the "Board of Directors") to classify or reclassify authorized but unissued shares of the Company, and as of the date of this Agreement, the Board of Directors has created one separate series portfolio (such portfolio and any other portfolios hereafter added to the Company being referred to collectively herein as the "Funds"); and

     WHEREAS, the Company and the Advisor desire to enter into an agreement to provide for investment advisory services to the Funds upon the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. Advisory Services. The Advisor shall act as investment advisor for the Funds and shall, in such capacity, supervise all aspects of the Funds' operations, including the investment and reinvestment of cash, securities or other properties comprising the Funds' assets, subject at all times to the policies and control of the Board of Directors. The Advisor shall give the Company and the Funds the benefit of its best judgment, efforts and facilities in rendering its services as investment advisor.

     2. Investment Analysis and Implementation. In carrying out its obligations under Section 1 hereof, the Advisor shall:

          (a) supervise all aspects of the operations of the Funds;

          (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds, and whether concerning the individual issuers whose securities are included in the assets of the Funds or the activities in which such issuers engage, or with respect to securities which the Advisor considers desirable for inclusion in the Funds' assets;

          (c) determine which issuers and securities shall be represented in the Funds' investment portfolios and regularly report thereon to the Board of Directors;

          (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Directors; and

          (e) take, on behalf of the Company and the Funds, all actions which appear to the Company and the Funds necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including but not limited to the placing of orders for the purchase and sale of securities for the Funds.

     3. Securities Lending Duties and Fees. The Advisor agrees to provide the following services in connection with the securities lending activities of each
Fund: (a) oversee participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assist the securities lending agent or principal (the "Agent") in determining which specific securities are available for loan; (c) monitor the Agent to ensure that securities loans are effected in accordance with the Advisor's instructions and with procedures adopted by the Board of Directors; (d) prepare appropriate periodic reports for, and seek appropriate approvals from, the Board of Directors with respect to securities lending activities; (e) respond to Agent inquiries; and (f) perform such other duties as necessary.

     As compensation for such services provided by the Advisor in connection with securities lending activities of each Fund, a lending Fund shall pay the Advisor a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities.

     4. Delegation of Responsibilities. The Advisor is authorized to delegate any or all of its rights, duties and obligations under this Agreement to one or more sub-advisors, and may enter into agreements with sub-advisors, and may replace any such sub-advisors from time to time in its discretion, in accordance with the 1940 Act, the Advisers Act, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission ("SEC"), and if applicable, exemptive orders or similar relief granted by the SEC and upon receipt of approval of such sub-advisors by the Board of Directors and by shareholders (unless any such approval is not required by such statutes, rules, regulations, interpretations, orders or similar relief).

     5. Independent Contractors. The Advisor and any sub-advisors shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company in any way or otherwise be deemed to be an agent of the Company.

     6. Control by Board of Directors. Any investment program undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Funds, shall at all times be subject to any directives of the Board of Directors.

     7. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

          (a) all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted thereunder;

          (b) the provisions of the registration statement of the Company, as the same may be amended from time to time under the Securities Act of 1933 and the 1940 Act;

          (c) the provisions of the corporate charter of the Company, as the same may be amended from time to time;

          (d) the provisions of the by-laws of the Company, as the same may be amended from time to time; and

          (e) any other applicable provisions of state, federal or foreign law.

     8. Broker-Dealer Relationships. The Advisor is responsible for decisions to buy and sell securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates.

          (a) The Advisor's primary consideration in effecting a security transaction will be to obtain the best execution.

          (b) In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. Accordingly, the price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the fund execution services offered.

          (c) Subject to such policies as the Board of Directors may from time to time determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Funds to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a fund investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to a particular Fund, other Funds of the Company, and to other clients of the Advisor as to which the Advisor exercises investment discretion. The Advisor is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers and dealers who also provide research or statistical material, or other services to the Funds, to the Advisor, or to any sub-advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocations regularly to the Board of Directors indicating the brokers to whom such allocations have been made and the basis therefor.

          (d) With respect to one or more Funds, to the extent the Advisor does not delegate trading responsibility to one or more sub-advisors, in making decisions regarding broker-dealer relationships, the Advisor may take into consideration the recommendations of any sub-advisor appointed to provide investment research or advisory services in connection with the Funds, and may take into consideration any research services provided to such sub-advisor by broker-dealers.

          (e) Subject to the other provisions of this Section 8, the 1940 Act, the Securities Exchange Act of 1934, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC, any exemptive orders issued by the SEC, and any other applicable provisions of law, the Advisor may select brokers or dealers with which it or the Funds are affiliated.

     9. Compensation. The compensation that each Fund shall pay the Advisor is set forth in Appendix B attached hereto.

     10. Expenses of the Funds. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Funds include but are not limited to brokerage commissions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to directors and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Company on behalf of the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

     11. Services to Other Companies or Accounts. The Company understands that the Advisor now acts, will continue to act and may act in the future as investment manager or advisor to fiduciary and other managed accounts, and as investment manager or advisor to other investment companies, including any offshore entities, or accounts, and the Company has no objection to the Advisor so acting, provided that whenever the Company and one or more other investment companies or accounts managed or advised by the Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. The Company recognizes that in some cases this procedure may adversely affect the size of the positions obtainable and the prices realized for the Funds.

     12. Non-Exclusivity. The Company understands that the persons employed by the Advisor to assist in the performance of the Advisor's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Advisor or any affiliate of the Advisor to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. The Company further understands and agrees that officers or directors of the Advisor may serve as officers or directors of the Company, and that officers or directors of the Company may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

     13. Effective Date, Term and Approval. This Agreement shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. If so approved, this Agreement shall thereafter continue in force and effect until June 30, 2001, and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:

          (a) (i) by the Board of Directors or (ii) by the vote of "a majority of the outstanding voting securities" of such Fund (as defined in Section 2(a)(42) of the 1940 Act); and

          (b) by the affirmative vote of a majority of the directors who are not parties to this Agreement or "interested persons" (as defined in the 1940
     Act) of a party to this Agreement (other than as Company directors), by votes cast in person at a meeting specifically called for such purpose.

     14. Termination. This Agreement may be terminated as to the Company or as to any one or more of the Funds at any time, without the payment of any penalty, by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the applicable Fund, or by the Advisor, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act.

     15. Amendment. No amendment of this Agreement shall be effective unless it is in writing and signed by the party against which enforcement of the amendment is sought.

     16. Liability of Advisor and Fund. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Advisor or any of its officers, directors or employees, the Advisor shall not be subject to liability to the Company or to the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of the Advisor to one Fund shall not automatically impart liability on the part of the Advisor to any other Fund. No Fund shall be liable for the obligations of any other Fund.

     17. Liability of Shareholders. Notice is hereby given that, as provided by applicable law, the obligations of or arising out of this Agreement are not binding upon any of the shareholders of the Company individually but are binding only upon the assets and property of the Company and that the shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation on personal liability as shareholders of private corporations for profit.

     18. Notices. Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Company and that of the Advisor shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Texas.

     20. License Agreement. The Company shall have the non-exclusive right to use the name "AIM" to designate any current or future series of shares only so long as A I M Advisors, Inc. serves as investment manager or advisor to the Company with respect to such series of shares.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.


                                         TAX-FREE INVESTMENTS CO.
                                         (a Maryland corporation)
Attest:
                                         By:
---------------------------------------
Assistant Secretary                      --------------------------------------
                                             President
(SEAL)
Attest:                                  A I M ADVISORS, INC.
---------------------------------------  By:
Assistant Secretary
                                         --------------------------------------
(SEAL)                                       President

                                   Appendix A

                           FUNDS AND EFFECTIVE DATES

                                                      EFFECTIVE DATE OF
NAME OF FUND                                          ADVISORY AGREEMENT
------------                                          ------------------
Cash Reserve Portfolio                                   May 24, 2000

                                   Appendix B

                          COMPENSATION TO THE ADVISOR

     The Company shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                             CASH RESERVE PORTFOLIO

          NET ASSETS               ANNUAL RATE
          ----------               -----------
First $500 million.............       0.25%
Over $500 million..............       0.20%

                                   APPENDIX C

                   PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS
                            OF A I M ADVISORS, INC.

     The following table provides information with respect to the principal executive officer and the directors of A I M Advisors, Inc., all of whose business address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

   NAME AND ADDRESS       POSITION WITH AIM            PRINCIPAL OCCUPATION
   ----------------       -----------------            --------------------
Charles T. Bauer        Director and Chairman   See director table under Proposal 1

Gary T. Crum            Director and Senior     See Appendix H
                        Vice President

Robert H. Graham        Director and            See director table under Proposal 1
                        President

Dawn M. Hawley          Director, Senior Vice   Senior Vice President, Chief
                        President and           Financial Officer and Treasurer,
                        Treasurer               A I M Management Group Inc; and
                                                Vice President and Treasurer for
                                                A I M Capital Management, Inc,
                                                A I M Distributors, Inc, A I M Fund
                                                Services, Inc. and Fund Management
                                                Company.

Carol F. Relihan        Director, Senior Vice   See Appendix H
                        President, General
                        Counsel and Secretary

                                   APPENDIX D

                        FEES PAID TO AIM AND AFFILIATES
                           IN MOST RECENT FISCAL YEAR

     The following chart sets forth the fees paid during the fiscal period or year ended March 31, 1999 by the company to A I M Advisors, Inc. ("AIM") for administrative services and to affiliates of AIM. The administrative and other services currently provided by AIM and its affiliates will continue to be provided after the investment advisory contract with AIM is approved.

                                                 AIM            FUND
                                           (ADMINISTRATIVE   MANAGEMENT      A I M FUND
                                              SERVICES)       COMPANY*     SERVICES, INC.
                                           ---------------   -----------   --------------
TAX-FREE INVESTMENTS CO.
  Cash Reserve
    Portfolio............................     $  86,020        $  0           $  97,188

 * Net amount received from Rule 12b-1 fees. Excludes amounts reallowed to brokers, dealers, agents and other service providers.

                                   APPENDIX E

                   ADVISORY FEE SCHEDULES FOR OTHER AIM FUNDS

     The following table provides information with respect to the annual advisory fee rates paid to AIM by certain AIM funds that have the same investment objective as Cash Reserve Portfolio.


                                                                                             FEE WAIVERS,
                                       ANNUAL RATE               TOTAL NET ASSETS FOR    EXPENSE CAPS AND/OR
                                    (BASED ON AVERAGE              THE MOST RECENTLY           EXPENSE
NAME OF FUND                        DAILY NET ASSETS)            COMPLETED FISCAL YEAR     REIMBURSEMENTS
------------                        -----------------            ---------------------   -------------------
AIM Tax-Exempt Cash Fund....              0.35%                     $   61,158,998

AIM Tax-Free Intermediate
 Fund.......................       0.30% of the first               $  244,499,469
                                   $500 million;
                                   0.25% over $500 million
                                   up to $1 billion;
                                   0.20% of the excess
                                   over $1 billion


                                   APPENDIX F

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

CASH RESERVE PORTFOLIO

     Cash Reserve Portfolio may not:

          (a) purchase the securities of any issuer if, as a result, the Portfolio would fail to be a diversified company within the meaning of the 1940 Act, the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time; provided, however, that the Portfolio may purchase securities of other investment companies to the extent permitted by the 1940 Act and the rules and regulations promulgated thereunder (as such statute, rules and regulations are amended from time to time) or to the extent permitted by exemptive order or other similar relief;

          (b) concentrate 25% or more of its total assets in the securities of issuers in a particular industry; provided, however, that securities issued or guaranteed by banks or subject to financial guaranty insurance are not subject to this limitation; and provided further, that securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and tax-exempt securities issued by state and local governments and their political subdivisions, are not included within this restriction;

          (c) borrow money or pledge, mortgage or hypothecate the assets of the Portfolio except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of the Portfolio's total assets, except that the Portfolio may purchase when-issued securities consistent with the Portfolio's investment objectives and policies; provided that the Portfolio will repay all borrowings (other than when-issued purchases) before making additional investments;

          (d) lend money or securities except to the extent that the Portfolio's investments may be considered loans;

          (e) purchase or sell puts, calls, straddles, spreads or combinations thereof;

          (f) invest in companies for the purpose of exercising control, except that the Portfolio may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order;

          (g) underwrite any issue of securities, except to the extent that the purchase of securities, either directly from the issuer or from an underwriter for an issuer, and the later disposition of such securities in accordance with the Portfolio's investment program, may be deemed an underwriting;

          (h) purchase or sell real estate, but this shall not prevent investments in securities secured by real estate or interests therein;

          (i) sell, securities short or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions; or

          (j) purchase or sell commodities or commodity futures contracts.

                                   APPENDIX G

                 EXECUTIVE OFFICERS OF TAX-FREE INVESTMENTS CO.

     The following table provides information with respect to the executive officers of the company. Each executive officer is elected by the Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of all officers of the company is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

NAME, AGE AND POSITION                                     PRINCIPAL OCCUPATION(S)
WITH THE COMPANY                    OFFICER SINCE            DURING PAST 5 YEARS
----------------------              -------------          -----------------------
Charles T. Bauer (81), Chairman   March 5, 1992        See director table under
                                                       Proposal 1

Robert H. Graham (53), President  January 1, 1994      See director table under
                                                       Proposal 1

Gary T. Crum (52), Senior Vice    September 11, 1993   Director and President, A I M
  President                                            Capital Senior Vice President
                                                       Management, Inc.; Director and
                                                       Executive Vice President, A I M
                                                       Management Group Inc.; Director
                                                       and Senior Vice President, A I M
                                                       Advisors, Inc.; and Director,
                                                       A I M Distributors, Inc. and
                                                       AMVESCAP PLC.

Carol F. Relihan (45), Senior     August 4, 1994       Director, Senior Vice President,
  Vice President and Secretary                         General Counsel and Secretary,
                                                       A I M Advisors, Inc.; Senior
                                                       Vice President, General Counsel
                                                       and Secretary, A I M Management
                                                       Group Inc.; Director, Vice
                                                       President and General Counsel,
                                                       Fund Management Company; Vice
                                                       President and General Counsel,
                                                       A I M Fund Services, Inc; and
                                                       Vice President, A I M Capital
                                                       Management, Inc. and A I M
                                                       Distributors, Inc.

Melville B. Cox (56), Vice        March 5, 1992        Vice President and Chief
  President                                            Compliance Officer, A I M
                                                       Advisors, Inc., A I M Capital
                                                       Management, Inc., A I M
                                                       Distributors, Inc., A I M Fund
                                                       Services, Inc. and Fund
                                                       Management Company

Dana R. Sutton (41), Vice         September 11, 1993   Vice President and Fund
  President and Treasurer                              Controller, A I M Advisors,
                                                       Inc.; and Assistant Vice
                                                       President and Assistant
                                                       Treasurer, Fund Management
                                                       Company.

NAME, AGE AND POSITION                                     PRINCIPAL OCCUPATION(S)
WITH THE COMPANY                    OFFICER SINCE            DURING PAST 5 YEARS
----------------------              -------------          -----------------------
Stuart W. Coco (44), Vice         March 5, 1992        Senior Vice President, A I M
  President                                            Capital Management, Inc.; and
                                                       Vice President, A I M Advisors,
                                                       Inc.

Karen Dunn Kelley (39) Vice       March 5, 1992        Senior Vice President, A I M
  President                                            Capital Management, Inc.; and
                                                       Vice President, A I M Advisors,
                                                       Inc.

J. Abbott Sprague (45) Vice       March 5, 1992        Director and President, Fund
  President                                            Management Company; Director,
                                                       A I M Fund Services, Inc.; and
                                                       Senior Vice President, A I M
                                                       Advisors, Inc. and A I M
                                                       Management Group Inc.

                                   APPENDIX H

              SECURITY OWNERSHIP OF CERTAIN OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information regarding the ownership of the shares of common stock of the fund by the directors and executive officers of the company. No information is given as to the fund or a class if a director or officer held no shares of any or all classes of the fund as of February 18, 2000.

                                                             SHARES OWNED
                                                             BENEFICIALLY
                                                                AS OF           PERCENT
NAME OF DIRECTOR/OFFICER                    FUND (CLASS)   FEBRUARY 18, 2000    OF CLASS
------------------------                    ------------   ------------------   --------
Charles T. Bauer..........................
Bruce L. Crockett.........................
Owen Daly II..............................
Edward K. Dunn Jr.........................
Jack M. Fields............................
Carl Frischling...........................
Robert H. Graham..........................
Prema Mathai-Davis........................
Lewis F. Pennock..........................
Louis S. Sklar............................
Gary T. Crum..............................
Carol F. Relihan..........................
Melville B. Cox...........................
Dana R. Sutton............................
Stuart W. Coco............................
Karen Dunn Kelley.........................
J. Abbott Sprague.........................
All Directors and Officers as a Group.....

*  Less than 1% of the outstanding shares of the class.

SECURITY OWNERSHIP OF CERTAIN RECORD OWNERS

     To the best knowledge the company, the names and addresses of the holders of 5% or more of the outstanding shares of the fund as of February 18, 2000, and the amount of the outstanding shares owned of record or beneficially by such holders, are set forth below.

                                                                                            PERCENT OF
                                             SHARES        PERCENT OF         SHARES           CLASS
                       NAME AND ADDRESS     OWNED OF     CLASS OWNED OF        OWNED           OWNED
FUND (CLASS)           OF RECORD OWNER       RECORD          RECORD        BENEFICIALLY*   BENEFICIALLY*
------------           ----------------     --------     --------------    -------------   -------------

     * The Company has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


                  Please detach at perforation before mailing.


 ................................................................................
PROXY                                                                      PROXY


                          PROXY SOLICITED BY THE BOARD
                            OF CASH RESERVE PORTFOLIO
        PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 3, 2000


The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of Cash Reserve Portfolio, a portfolio of Tax-Free Investments Co., on May 3, 2000 at 3:00 p.m., Central time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH DIRECTOR AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

     CONTROL NUMBER:

                           NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, director or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                           -----------------------------------------------------
                           Signature


                           -----------------------------------------------------
                           Signature  (if held jointly)


                           Dated
                                ------------------------------------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.
 ................................................................................


     THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL.

     TO VOTE, FILL IN BOX COMPLETELY. EXAMPLE: [X]

     IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'(S) NAME. YOUR SHARES WILL BE VOTED "FOR" THE REMAINING NOMINEE(S).


1. To elect ten individuals to the Board of Directors of Tax-Free Investments Co., each of whom will serve until his or her successor is elected and qualified:


       FOR                       WITHHOLD              FOR ALL EXCEPT
                                 AUTHORITY
                                 FOR ALL
                                 NOMINEES
       [ ]                       [ ]                   [ ]

                                                       Charles T. Bauer
                                                       Bruce L. Crockett
                                                       Owen Daly II
                                                       Edward K. Dunn Jr.
                                                       Jack M. Fields
                                                       Carl Frischling
                                                       Robert H. Graham
                                                       Prema Mathai-Davis
                                                       Lewis F. Pennock
                                                       Louis S. Sklar

2.   To approve a new Master Investment Advisory Agreement with A I M Advisors,
     Inc.

         FOR                       AGAINST           ABSTAIN

         [ ]                       [ ]               [ ]


3.   To approve changing the fund's fundamental investment restrictions.

                                                       FOR     AGAINST   ABSTAIN


     (a) Change to Fundamental Restriction on          [ ]     [ ]       [ ]
     Issuer Diversification

     (b) Change to Fundamental Restriction on          [ ]     [ ]       [ ]
     Borrowing Money and Issuing Senior Securities

     (c) Change to Fundamental Restriction on          [ ]     [ ]       [ ]
     Underwriting Securities

     (d) Change to Fundamental Restriction on          [ ]     [ ]       [ ]
     Industry Concentration

     (e) Change to Fundamental Restriction on          [ ]     [ ]       [ ]
     Purchasing or Selling Real Estate

     (f) Change to Fundamental Restriction on          [ ]     [ ]       [ ]
     Purchasing or Selling Commodities

     (g) Change to Fundamental Restriction on          [ ]     [ ]       [ ]
     Making Loans

     (h) Approval of a New Fundamental Investment      [ ]     [ ]       [ ]
     Restriction on Investing All of the Fund's
     Assets in an Open-End Fund

     (i) Elimination of Fundamental Restriction on     [ ]     [ ]       [ ]
     Margin Transactions and Short Sales of Securities

     (j) Elimination of Fundamental Restriction on     [ ]     [ ]       [ ]
     Investing for the Purpose of Control

     (k) Elimination of Fundamental Restriction on     [ ]     [ ]       [ ]
     Puts, Calls, Straddles, Spreads or Combination
     Thereof


4.   To change the investment objective of the fund and make it non-fundamental.

         FOR                       AGAINST           ABSTAIN

         [ ]                       [ ]               [ ]

5. To ratify the selection of KPMG LLP as independent accountants of the fund for the fiscal year ending in 2000.

         FOR                       AGAINST           ABSTAIN

         [ ]                       [ ]               [ ]

6. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

ENCLOSED YOU WILL FIND ONE OR MORE PROXY CARDS RELATING TO EACH OF THE FUNDS FOR WHICH YOU ARE ENTITLED TO VOTE. PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON EACH OF THE ENCLOSED PROXY CARDS, DATE AND SIGN THEM, AND RETURN THEM IN THE ENVELOPE PROVIDED. IF YOU SIGN, DATE AND RETURN A PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTOR NAMED IN THE ATTACHED PROXY STATEMENT AND "FOR" ALL OTHER PROPOSALS INDICATED ON THE CARDS. IN ORDER TO AVOID THE ADDITIONAL EXPENSES OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARDS PROMPTLY. UNLESS PROXY CARDS ARE SIGNED BY THE APPROPRIATE PERSONS AS INDICATED IN THE INSTRUCTIONS BELOW, THEY WILL NOT BE VOTED.




                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.
     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                  REGISTRATION                                            VALID SIGNATURE
                  ------------                                            ---------------
Trust Accounts
     (1) ABC Trust Account.............................................   John B. Doe, Trustee
     (2) Jane B. Doe, Trustee u/t/d 12/28/78...........................   Jane B. Doe

Partnership Accounts
     (1) The XYZ Partnership...........................................   Jane B. Smith, Partner
     (2) Smith and Jones, Limited Partnership..........................   Jane B. Smith, General Partner

Custodial or Estate Accounts
     (1) John B. Smith, Cust. f/b/o John B. Smith, Jr.
         UGMA/UTMA.....................................................   John B. Smith
     (2) Estate of John B. Smith.......................................   John B. Smith, Jr., Executor

Corporate Accounts
     (1) ABC Corp......................................................   ABC Corp.
                                                                          John Doe, Treasurer
     (2) ABC Corp......................................................   John Doe, Treasurer
     (3) ABC Corp. c/o John Doe, Treasurer.............................   John Doe
     (4) ABC Corp. Profit Sharing Plan.................................   John Doe, Trustee